UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2005

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2005, the shareholders of CIGNA Corporation approved the CIGNA Long-Term Incentive Plan (as amended and restated). The CIGNA Long-Term Incentive Plan (as amended and restated) was approved by CIGNA's Board of Directors on February 24, 2005, subject to shareholder approval, and is effective as of January 1, 2005.

A description of the terms of the CIGNA Long-Term Incentive Plan (as amended and restated) can be found in CIGNA's definitive proxy statement for the 2005 Annual Meeting of Shareholders held on April 27, 2005, which was filed with the Securities and Exchange Commission on March 21, 2005. The section of the definitive proxy statement entitled “Information About Item 3: Approval of CIGNA Long-Term Incentive Plan” is incorporated by reference herein and a copy of the CIGNA Long-Term Incentive Plan (as amended and restated) is attached hereto as Exhibit 10.1 and incorporated by reference herein.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: April 28, 2005      By: /s/ Carol Ward
   Carol Ward
   Corporate Secretary and
   Chief Compliance Officer

                                                Index to Exhibits

Number	Description	Method of Filing
10.1	CIGNA Long-Term Incentive Plan, as amended and restated	Filed as Appendix B to the registrant’s definitive proxy statement filed March 21, 2005 and incorporated herein by reference.